American Century Investments®
Quarterly Portfolio Holdings
International Bond Fund
January 31, 2024

International Bond Fund - Schedule of Investments
JANUARY 31, 2024 (UNAUDITED)

		Principal Amount ($)/Shares	Value ($)
SOVEREIGN GOVERNMENTS AND AGENCIES — 17.0%
Australia — 3.8%
Australia Government Bonds, 0.50%, 9/21/26	AUD	4,000,000	2,424,584
Canada — 7.0%
Canada Government Bonds, 3.25%, 9/1/28	CAD	6,000,000	4,428,383
France — 1.8%
French Republic Government Bonds OAT, 3.00%, 5/25/33	EUR	1,000,000	1,112,948
Netherlands — 1.7%
Netherlands Government Bonds, 2.50%, 7/15/33(1)	EUR	1,000,000	1,084,519
New Zealand — 2.7%
New Zealand Government Bonds, 3.50%, 4/14/33	NZD	3,000,000	1,691,823
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $10,661,085)			10,742,257
U.S. TREASURY SECURITIES — 3.5%
U.S. Treasury Notes, 2.50%, 4/30/24(2) (Cost $2,207,588)		2,221,000	2,205,644
SHORT-TERM INVESTMENTS — 75.4%
Certificates of Deposit — 4.0%
Credit Agricole Corporate & Investment Bank SA, 5.30%, 2/1/24(1)		2,500,000	2,500,002
Commercial Paper(3) — 4.0%
Landesbank Baden-Wuerttemberg, 5.46%, 2/1/24(1)		2,500,000	2,499,630
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class		80,584	80,584
Repurchase Agreements — 67.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 2.00%, 8/15/25 - 11/15/31, valued at $3,891,658), in a joint trading account at 5.26%, dated 1/31/24, due 2/1/24 (Delivery value $3,807,340)			3,806,784
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 1.75%, 1/15/28, valued at $35,529,736), at 5.29%, dated 1/31/24, due 2/1/24 (Delivery value $34,838,119)			34,833,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 3.375% - 6.875%, 8/15/25 - 5/15/44, valued at $3,952,071), at 5.28%, dated 1/31/24, due 2/1/24 (Delivery value $3,874,568)			3,874,000
			42,513,784
TOTAL SHORT-TERM INVESTMENTS (Cost $47,594,368)			47,594,000
TOTAL INVESTMENT SECURITIES — 95.9% (Cost $60,463,041)			60,541,901
OTHER ASSETS AND LIABILITIES — 4.1%			2,579,679
TOTAL NET ASSETS — 100.0%			$63,121,580

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	14	March 2024	$1,793,335	$4,668
Euro-Bund 10-Year Bonds	7	March 2024	1,027,692	5,890
U.K. Gilt 10-Year Bonds	2	March 2024	253,384	8,184
			$3,074,411	$18,742
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AUD	–	Australian Dollar
CAD	–	Canadian Dollar
EUR	–	Euro
NZD	–	New Zealand Dollar
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $6,084,151, which represented 9.6% of total net assets.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $164,852.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$10,742,257	—
U.S. Treasury Securities	—	2,205,644	—
Short-Term Investments	$80,584	47,513,416	—
	$80,584	$60,461,317	—
Other Financial Instruments
Futures Contracts	—	$18,742	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.